UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 16, 2019 (July 12, 2019)

Keurig Dr Pepper Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33829	98-0517725
(Commission File Number)	(IRS Employer Identification No.)

53 South Avenue, Burlington, Massachusetts 01803
(Address of Principal Executive Offices) (Zip Code)

781-418-7000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	KDP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On July 12, 2019 Keurig Dr Pepper Inc. (“KDP”) entered into a consulting agreement with Rodger Collins, President, Direct Store Delivery (the “Consulting Agreement”), in connection with his previously disclosed retirement. Under the terms of the Consulting Agreement Mr. Collins will provide consulting services to KDP following his July 9, 2019 retirement date from July 10, 2019 until January 9, 2020 (as the same may be so extended pursuant to its terms, the “Consulting Period”), subject to 6-month renewal periods unless not later than two months prior to the date that the term would otherwise expire KDP or Mr. Collins gives notice to the other party that it does not want to extend. Pursuant to the Consulting Agreement, Mr. Collins will receive $26,125 per month of the Consulting Period. During the Consulting Period, KDP will provide Mr. Collins with such business equipment and services as are necessary or appropriate to assist him in the performance of his services, including an office space and other support services. The Consulting Agreement also includes covenants prohibiting Mr. Collins from competing with the business or soliciting KDP employees through the 12-month period which immediately follows the termination of consulting services. The foregoing summary of the key terms of the Consulting Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the complete text of the Consulting Agreement, a copy of which is filed as Exhibit 10.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

10.1	Consulting Agreement, dated July 12, 2019, by and between Keurig Dr Pepper Inc. and Rodger Collins.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEURIG DR PEPPER INC.
Dated: July 16, 2019

	By:	/s/ James L. Baldwin
James L. Baldwin
Chief Legal Officer, General Counsel and Secretary